Exhibit 99.1

Accenture Announces Proposed Change of Incorporation to Ireland

NEW YORK; May 26, 2009 – Accenture (NYSE: ACN) announced today that its Board of Directors has unanimously approved changing the company’s place of incorporation to Ireland from Bermuda. Accenture’s shareholders will be asked to vote in favor of the proposed move at shareholder meetings expected to be held on a date within the next three to four months.

William D. Green, Accenture’s chairman & CEO, said, “After a careful review, our Board of Directors has determined that changing our place of incorporation to Ireland is in the best interests of Accenture and our shareholders. We believe that incorporating in Ireland will provide Accenture with economic benefits and help ensure our continued global competitiveness.

“A member of the European Union, Ireland offers a sophisticated, well-developed corporate, legal and regulatory environment. It also has a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with European Union member states, the United States and other countries around the world where Accenture does business. In addition, Ireland offers a stable political and economic environment and has the financial and legal infrastructure to meet Accenture’s needs, both today and in the future.”

Accenture has offices in 52 countries and serves clients in more than 120 countries around the world. Ireland is part of the company’s largest geographic region, Europe/Middle East/Africa (EMEA), which accounts for nearly half of Accenture’s total net revenues, is home to many of the company’s largest clients and represents a significant business opportunity for the company. Accenture has a 40-year history as an employer and provider of services in Ireland. Today the company serves a wide range of clients in the country, including the Irish government, and has significant operations and a substantial presence there that has grown rapidly in recent years.

Accenture does not expect any material change in its operations, financial results or tax treatment as a result of the change in its place of incorporation. The company will continue to be registered with the U.S. Securities and Exchange Commission (SEC) and be subject to the same SEC reporting requirements as it is today. Accenture’s shares will continue to trade on the New York Stock Exchange under the ticker symbol “ACN.”

If conditions of the proposed transaction are satisfied, including approval by Accenture’s shareholders and the Supreme Court of Bermuda, Accenture plc, an Irish company, will replace Accenture Ltd as Accenture’s parent company. Accenture expects the move to take effect shortly after shareholder approval.

This communication is being made in respect of the proposed transaction. In connection with the transaction, Accenture intends to file a preliminary proxy statement today with the SEC and mail a final proxy statement to its shareholders. Shareholders are urged to read such proxy statement when it becomes available because it will contain important information. The proxy statement will be, and other documents filed or to be filed by Accenture with the SEC are or will be, available free of charge at the SEC’s website (www.sec.gov) and at Accenture’s website (www.accenture.com).

Accenture and its directors and executive officers and other persons may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Accenture shareholders in connection with the transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about Accenture’s directors and executive officers in the definitive proxy statement filed on Dec. 19, 2008. You can obtain free copies of these documents from Accenture on Accenture’s website at www.accenture.com.

About Accenture

Accenture is a global management consulting, technology services and outsourcing company. Combining unparalleled experience, comprehensive capabilities across all industries and business functions, and extensive research on the world’s most successful companies, Accenture collaborates with clients to help them become high-performance businesses and governments. With approximately 180,000 people serving clients in over 120 countries, the company generated net revenues of US$23.39 billion for the fiscal year ended Aug. 31, 2008. Its home page is www.accenture.com.

Accenture is, and always has been, a global organization. Prior to 2001, Accenture operated as a group of more than 40 locally owned partnerships and other entities in 46 countries. In 2001, Accenture’s 2,500 partners, more than half of whom were from countries other than the United States, chose to move to corporate form and seek a public listing. After considering a variety of options, Accenture’s partners voted to incorporate the parent company, Accenture Ltd, in Bermuda. For more information visit www.accenture.com/corporateoverview.

Forward-Looking Statements

Except for the historical information and discussions contained herein, statements in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. These include, without limitation, risks that: Accenture may not pursue the transaction; Accenture will not be able to complete the transaction in the time period anticipated, or at all, which is dependent on actions by certain third party government agencies; the transaction might not achieve the anticipated benefits for Accenture; our results of operations could be adversely affected by economic and political conditions and the effects of these conditions on our clients’ businesses and levels of business activity; our results of operations could be negatively affected if we cannot expand and develop our services and solutions in response to changes in technology and client demand; the consulting, systems integration and technology and outsourcing markets are highly competitive and we might not be able to compete effectively; our work with government clients exposes us to additional risks in the government contracting environment; clients may not be satisfied with our services; liabilities could arise if our subcontractors or other third parties cannot deliver their project contributions on time or at all; our results of operations could be adversely affected if our clients terminate their contracts with us on short notice; our outsourcing services subject us to operational and financial risk; our results of operations may be adversely affected by the type and level of technology spending by our clients; our profitability may suffer if we are not able to maintain favorable pricing rates and utilization rates, if we cannot control our costs, or if we cannot anticipate the cost and complexity of performing our work; our business could be negatively affected by legal liability that results from our providing solutions or services; our global operations are subject to complex risks, some of which might be beyond our control; our growth and our ability to compete may be adversely affected if we cannot attract, retain and motivate our employees or efficiently utilize their skills; our business may be adversely affected if we cannot manage the organizational challenges associated with the size and expansion of our company; consolidation in the industries that we serve could adversely affect our business; our ability to attract and retain business may depend on our reputation in the marketplace; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in our most recent annual report on Form 10-K, our quarterly report on Form 10-Q for the period ended Feb. 28, 2009, and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.

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Contact:

Roxanne Taylor

Accenture

+1 (917) 452-5106

roxanne.taylor@accenture.com